Exhibit 10.2

AMENDMENT TO LOAN AGREEMENT

This Amendment to Loan Agreement is made between Kanis, S.A (“Lender”) and Clean Diesel Technologies, Inc. (“CDTI”) this 1st day of April 2016 with reference to the following:

Lender and CDTI are parties to certain prior loan agreements and amendments as listed in the attached Exhibit A aggregating a principal balance of $7,500,000 all of which together are herein referred to as the Loan Agreement collectively;

The Loan Agreement provided among other things for certain conversion rights of Lender which provided for the conversion of portions of the balance under the Loan Agreement into the common stock of CDTI, as set forth in Exhibit A attached hereto which conversion rights collectively are referred to herein as the “Prior Conversion Rights".

NOW THEREFORE, in consideration of this agreement the parties wish to amend the Loan Agreement as follows:

1. Amendment to Prior Conversion Rights of the Loan Agreement

The parties desire that the following shall supersede and replace the Prior Conversion Rights in the Loan Agreement and in lieu thereof Lender shall have the right to convert the principal balance of the $7,500,000 Loan Agreement and any accrued interest thereon at any time before payment by written notice exercising the Lender’s optional right to convert the $7,500,000 principal balance and any accrued interest into the common stock of CDTI at a conversion price equal to the lower of the closing price of CDTI on the date before the date first set forth above or as of the date when Lender sends written notice to CDTI exercising its conversion right. CDTI shall have the right to mandatorily convert the $7,500,000 Loan Agreement balance plus any accrued interest into the common stock of CDTI upon the due date under the Loan Agreement or earlier upon the occurrence of a Liquidity Event at a conversion price equal to the lower of the closing price of CDTI as of the date immediately before the date first set forth above or at a 25% discount to the Liquidity Event price. A Liquidity Event shall be defined as a strategic investment in CDTI or a public stock offering by CDTI.

2. No Prepayment Penalty

Notwithstanding anything contained in the Loan Agreement, CDTI may prepay the principal and any interest due on the Loan Agreement at any time before due date without penalty.

3. Compliance with NASDAQ

Lender agrees to exercise its conversion rights hereunder in compliance with NASDAQ rules governing the issuance of stock at a below market price or in connection with the issuance of stock constituting a change in control. So as to permit CDTI to comply with such NASDAQ rules, Lender will cooperate in the exercise of its conversion rights so as to permit CDTI to comply with said NASDAQ rules.

1

4. Regulation D

Lender hereby confirms that it is an accredited investor as such term is defined under Regulation D of the Securities Act of 1933 and recognizes that the shares of CDTI issued upon conversion will contain the appropriate restrictive legend required under such regulation which in essence provides that the shares may not be resold unless registered or exempt from registration under the Securities Act of 1933 and that a legend to such effect may be placed upon the certificates representing the shares issuable upon conversion.

IN WITNESS WHEREOF, the parties have executed this agreement as of the date first set forth above.

CLEAN DIESEL TECHNOLOGIES, INC.		KANIS, S.A.

By:	/s/ David Shea	By:	Christine Maret

David Shea		Christine Maret
Its Chief Financial Officer		Its Director

2

Exhibit A

Kanis #1 - $1,500,000, originally dated December 30, 2010

10.2 Loan Commitment Letter, dated December 30, 2010, between Kanis S.A. and Clean Diesel Technologies, Inc. (incorporated by reference to Exhibit 10.1 to CDTi’s Current Report on Form 8-K (SEC file number 001-33710) filed on January 5, 2011).

10.3 Form of Promissory Note, dated December 30, 2010, issued to Kanis S.A. in an initial aggregate principal amount of $1,500,000 (incorporated by reference to Schedule A to Loan Commitment Letter filed as Exhibit 10.1 to CDTi’s current report on Form 8-K (SEC file number 001-33710) filed on January 5, 2011).

http://www.sec.gov/Archives/edgar/data/949428/000095012311000724/c10593exv10w1.htm

10.4 Amendment of Clean Diesel Technologies, Inc.’s Loan Agreement, dated December 30, 2010, between Kanis S.A. and Clean Diesel Technologies, Inc., dated January 30, 2013 (incorporated by reference to Exhibit 10.1 to CDTi’s Current Report on Form 8-K (SEC file number 001-33710) filed on February 1, 2013).

http://www.sec.gov/Archives/edgar/data/949428/000151316213000096/exhibit10_1.htm

Kanis #2 - $3,000,000 (Subordinated Convertible), originally dated April 11, 2011

10.8 Subordinated Convertible Notes Commitment Letter, dated April 11, 2011, between Kanis S.A. and Clean Diesel Technologies, Inc. (incorporated by reference to Exhibit 10.1 to CDTi’s Current Report on Form 8-K (SEC file number 001-33710) filed on April 13, 2011).

10.9 Form of 8% Subordinated Convertible Promissory Note, dated April 11, 2011, issued to Kanis S.A. in the initial aggregate principal amount of $3,000,000 (included as Schedule B to Subordinated Convertible Notes Commitment Letter filed as Exhibit 10.1 to CDTi’s Current Report on Form 8-K (SEC file number 001-33710) filed on April 13, 2011).

http://www.sec.gov/Archives/edgar/data/949428/000095012311035074/c15469exv10w1.htm

10.10 Amendment of 8% Subordinated Convertible Promissory Note between Clean Diesel Technologies, Inc. and Kanis S.A., dated February 16, 2012 (incorporated by reference to Exhibit 10.1 to CDTi’s Current Report on Form 8-K (SEC file number 001-33710) filed on February 17, 2012).

10.6 Form of Warrant issued to Kanis S.A., dated February 16, 2012 (incorporated by reference to Exhibit 10.2 to CDTi’s Current Report on Form 8-K (SEC file number 001-33710) filed on February 17, 2012).

http://www.sec.gov/Archives/edgar/data/949428/000119312512067451/d303815dex101.htm

http://www.sec.gov/Archives/edgar/data/949428/000119312512067451/d303815dex102.htm

10.12 Letter Agreement, dated January 30, 2013, between Kanis S.A. and Clean Diesel Technologies, Inc. (incorporated by reference to Exhibit 10.2 to CDTi’s Current Report on Form 8-K (SEC file number 001-33710) filed on February 1, 2013).

http://www.sec.gov/Archives/edgar/data/949428/000151316213000096/exhibit10_2.htm

10.13 Letter Agreement, dated March 21, 2014, between Kanis S.A. and Clean Diesel Technologies, Inc. (incorporated by reference to Exhibit 10.1 to CDTi’s Current Report on Form 8-K (SEC file number 001-33710) filed on March 27, 2014).

http://www.sec.gov/Archives/edgar/data/949428/000151316214000178/exhibit10_1.htm

Kanis #3 - $3,000,000, originally dated July 27, 2012

10.11 Second Amendment of 8% Convertible Promissory Note, dated July 27, 2012, between Kanis S.A. and Clean Diesel Technologies, Inc. (incorporated by reference to Exhibit 10.3 to CDTi’s Current Report on Form 8-K (SEC file number 001-33710) filed on August 2, 2012).

10.14 Loan Commitment Letter, dated July 27, 2012, between Kanis S.A. and Clean Diesel Technologies, Inc. (incorporated by reference to Exhibit 10.1 to CDTi’s Current Report on Form 8-K (SEC file number 001-33710) filed on August 2, 2012).

10.15 Form of Promissory Note, dated July 27, 2012, issued to Kanis S.A., in the initial aggregate principal amount of $3,000,000 (incorporated by reference to Exhibit 10.2 to CDTi’s Current Report on Form 8-K (SEC file number 001-33710) filed on August 2, 2012).

3

10.16 Form of Warrant issued to Kanis S.A., dated July 27, 2012 (incorporated by reference to Exhibit 10.4 to CDTi’s Current Report on Form 8-K (SEC file number 001-33710) filed on August 2, 2012).

http://www.sec.gov/Archives/edgar/data/949428/000151316212000537/exhibit103.htm

http://www.sec.gov/Archives/edgar/data/949428/000151316212000537/exhibit101.htm

Amendments affecting terms of Kanis #1, #2 and #3

10.17 Letter Agreement dated November 11, 2014 between Clean Diesel Technologies, Inc. and Kanis S.A. (incorporated by reference to Exhibit 10.17 to CDTi’s Current Report on Form 10-K (SEC file number 001-33710) filed on March 18, 2015).

10.18 Form of Warrant, dated November 11, 2014, issued to Kanis S.A. (incorporated by reference to Exhibit 10.18 to CDTi’s Current Report on Form 10-K (SEC file number 001-33710) filed on March 18, 2015).

http://www.sec.gov/Archives/edgar/data/949428/000151316215000156/exhibit10_17.htm

http://www.sec.gov/Archives/edgar/data/949428/000151316215000156/exhibit10_18.htm

10.57 Letter Agreement dated October 7, 2015 between Clean Diesel Technologies, Inc. and Kanis S.A. (incorporated by reference to Exhibit 10.1 to CDTi’s Current Report on Form 8-K (SEC file number 001-33710) filed on October 13, 2015).

http://www.sec.gov/Archives/edgar/data/949428/000117184315005460/exh_101.htm

Settlement of Premium and Interest with Shares/Units

10.5 Letter Agreement with Kanis S.A. dated June 28, 2013 (incorporated by reference to Exhibit 10.1 to CDTi’s Current Report on Form 8-K (SEC file number 001-33710) filed on June 28, 2013).

http://www.sec.gov/Archives/edgar/data/949428/000119312513277478/d560570dex101.htm

10.7 Warrant issued to Kanis S.A., dated July 3, 2013 (incorporated by reference to Exhibit 99.2 to CDTi’s Current Report on Form 8-K (SEC file number 001-33710) filed on July 3, 2013).

http://www.sec.gov/Archives/edgar/data/949428/000119312513282537/d563981dex992.htm

4